Exhibit 10.4
AGREEMENT AND PLAN OF MERGER
     THIS AGREEMENT AND PLAN OF MERGER (as amended, supplemented or restated from time to time, this “Agreement”) is entered into as of ____________, by and among Aurora Diagnostics, Inc., a Delaware corporation (“ARDX Inc.”), Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (“Aurora LLC”), SV VI-B Aurora Blocker Corp., a Delaware corporation (“Summit Blocker 1”), SPPE VII-B Aurora Blocker Corp., a Delaware corporation (“Summit Blocker 2”), KRG Aurora Blocker, Inc., a Delaware corporation (“KRG Blocker”; Aurora LLC, KRG Blocker, Summit Blocker 1 and Summit Blocker 2 are referred to collectively herein as the “Merging Entities”, and each individually as a “Merging Entity”; Summit Blocker 1, Summit Blocker 2 and KRG Blocker are referred to collectively herein as the “Corporate Merging Entities”, and each individually as a “Corporate Merging Entity”; the Corporate Merging Entities and ARDX Inc. are referred to collectively herein as the “Corporate Merger Constituent Entities”; Aurora LLC and ARDX Inc. are referred to collectively herein as the “LLC Merger Constituent Entities”), Summit Ventures VI-B, L.P., a Delaware limited partnership and the sole stockholder of Summit Blocker 1, Summit Partners Private Equity Fund VII-B, L.P., a Delaware limited partnership and the sole stockholder of Summit Blocker 2 (collectively, the “Summit Blocker Stockholders”), KRG Capital Fund IV, L.P., a Delaware limited partnership, KRG Capital Fund IV-A, L.P., a Delaware limited partnership, KRG Capital Fund IV (FF), L.P., a Delaware limited partnership, KRG Capital Fund IV (PA), L.P., a Delaware limited partnership, and KRG Co-Investment, L.L.C., a Delaware limited liability company (collectively, the “KRG Blocker Stockholders”), the affiliates of Summit Partners, L.P. set forth as “Summit Non-Blocker Members” on the signature pages to this Agreement (the “Summit Non-Blocker Members”; Summit Blocker 1, Summit Blocker 2, and the Summit Non-Blocker Members are referred to collectively as the “Summit Members”) and the individual members of Aurora LLC set forth as “Management Members” on the signature pages to this Agreement (collectively, the “Management Members”; the Summit Members, KRG Blocker and the Management Members are referred to collectively as “Aurora LLC Members”).
RECITALS
     A. The board of directors of ARDX Inc. deems it advisable and in the best interests of ARDX Inc. that (i) ARDX Inc. undertake the Corporate Merger (as defined in Section 1.1(a)) pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the terms of this Agreement, (ii) ARDX Inc. accept the Contribution (as defined in Section 1.1(b)), and (iii) ARDX Inc. undertake the LLC Merger (as defined in Section 1.1(c)) pursuant to the provisions of the Limited Liability Company Act of the State of Delaware (the “LLC Act”) and the terms of this Agreement.
     B. With respect to (i) each Corporate Merging Entity, the board of directors of such Corporate Merging Entity deems it advisable and in the best interests of such Corporate Merging Entity and its stockholders that the Corporate Merger be consummated pursuant to the provisions of the DGCL and the terms of this Agreement, and (ii) Aurora LLC, the board of managers of Aurora LLC deems it advisable and in the best interests of Aurora LLC and its members that the Contribution and LLC Merger be consummated pursuant to the provisions of the DGCL and the LLC Act and the terms of this Agreement.
     C. With respect to (i) each Corporate Merger Constituent Entity, all of the outstanding stock of such Corporate Merger Constituent Entity entitled to vote on the Corporate Merger has been voted for the Corporate Merger and the adoption of this Agreement, and (ii) each LLC Merger Constituent Entity, the requisite members of such LLC Merger Constituent Entity (in the case of Aurora LLC) and all of the outstanding stock (in the case of ARDX Inc.) entitled to vote on the LLC Merger have voted for the Contribution and LLC Merger and the adoption of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
THE MERGERS
     SECTION 1.1 The Mergers and the Contribution. Upon the terms and subject to the conditions set forth in this Agreement:
     (a) at the Corporate Merger Effective Time (as defined in Section 1.2), each Corporate Merging Entity shall be merged with and into ARDX Inc. in accordance with the provisions of Section 251 of the DGCL (the “Corporate Merger”) and, following the Corporate Merger, ARDX Inc. will continue as the surviving entity (the “Surviving Entity”) and the separate existence of each Corporate Merging Entity shall cease;
     (b) at the Contribution Effective Time (as defined in Section 1.2), each of those Aurora LLC Members then holding Units of Aurora LLC shall (without further action on the part of any Member), and effective at the Contribution Effective Time hereby do, contribute to ARDX Inc. all Units of Aurora LLC then held by such Member (the “Contribution”); and
     (c) at the LLC Merger Effective Time (as defined in Section 1.2), Aurora LLC shall be merged with and into ARDX Inc. in accordance with the provisions of Section 209 of the LLC Act (the “LLC Merger”) and, following the LLC Merger, ARDX Inc. will continue as the Surviving Entity and the separate existence of Aurora LLC shall cease.
     SECTION 1.2 Effective Times.
     (a) The Corporate Merger will be consummated on the Closing Date (as defined in Section 2.1) by the filing of a certificate of merger substantially in the form of Exhibit A (the “Corporate Merger Certificate”) with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The time of the filing of the Corporate Merger Certificate or the time specified therein as the effective time of the Corporate Merger is referred to herein as “Corporate Merger Effective Time.”
     (b) The Contribution will be consummated on the Closing Date (as defined in Section 2.1) with no further action on the part of any Member and confirmed by the execution by Aurora LLC of the certificate of contribution substantially in the form of Exhibit B (“Contribution Certificate”), on behalf of those Aurora LLC Members holding Units of Aurora LLC as of the time specified in such certificate (“Contribution Effective Time”).
     (c) The LLC Merger will be consummated on the Closing Date by the filing of a certificate of merger substantially in the form of Exhibit C (the “LLC Merger Certificate”) with the Secretary of State of the State of Delaware in accordance with Section 209 of the LLC Act. The time of the filing of the LLC Merger Certificate or the time specified therein as the effective time of the LLC Merger is referred to herein as “LLC Merger Effective Time.”
     (d) The Corporate Merger Effective Time shall be prior to the Contribution Effective Time, which in turn shall be prior to the LLC Merger Effective Time.

     SECTION 1.3 Effect of the Mergers.
     (a) The Corporate Merger will have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, as of the Corporate Merger Effective Time, all of the respective properties, rights, privileges, powers and franchises of each Corporate Merging Entity will vest in ARDX Inc., as the Surviving Entity, and all of the respective debts, liabilities and duties of each Corporate Merging Entity will become debts, liabilities and duties of ARDX Inc., as the Surviving Entity.
     (b) The LLC Merger will have the effects set forth in Section 259 of the DGCL and Section 209 of the LLC Act. Without limiting the generality of the foregoing, as of the LLC Merger Effective Time, all of the properties, rights, privileges, powers and franchises of Aurora LLC will vest in ARDX Inc., as the Surviving Entity, and all of the debts, liabilities and duties of Aurora LLC will become debts, liabilities and duties of ARDX Inc., as the Surviving Entity.
     SECTION 1.4 Certificate of Incorporation and Bylaws.
     (a) The certificate of incorporation of ARDX Inc. as in effect immediately preceding the Corporate Merger Effective Time shall remain unchanged as a result of the Corporate Merger and shall continue as the certificate of incorporation of the Surviving Entity following the Corporate Merger. The bylaws of ARDX Inc. as in effect immediately preceding the Corporate Merger Effective Time shall remain unchanged as a result of the Corporate Merger and shall continue as the bylaws of the Surviving Entity following the Corporate Merger.
     (b) The certificate of incorporation of ARDX Inc. as in effect immediately preceding the LLC Merger Effective Time shall remain unchanged as a result of the LLC Merger and shall continue as the certificate of incorporation of the Surviving Entity following the LLC Merger. The bylaws of ARDX Inc. as in effect immediately preceding the LLC Merger Effective Time shall remain unchanged as a result of the LLC Merger and shall continue as the bylaws of the Surviving Entity following the LLC Merger.
     SECTION 1.5 Directors and Officers.
     (a) The directors of the Surviving Entity shall be James C. New, Thomas S. Roberts, Christopher Dean, Peter J. Connolly, Mark M. King, Christopher J. Block, Blair Tikker and James M. Emanuel, who will hold office from the Corporate Merger Effective Time until their respective successors are duly elected and qualified in the manner provided in the certificate of incorporation and bylaws of the Surviving Entity or as otherwise provided by law. The officers of ARDX Inc. at the Corporate Merger Effective Time shall continue as the officers of the Surviving Entity, and will hold office from the Corporate Merger Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the bylaws of the Surviving Entity or as otherwise provided by law.
     (b) The directors of the Surviving Entity shall be James C. New, Thomas S. Roberts, Christopher Dean, Peter J. Connolly, Mark M. King, Christopher J. Block, Blair Tikker and James M. Emanuel, who will hold office from the LLC Merger Effective Time until their respective successors are duly elected and qualified in the manner provided in the certificate of incorporation and bylaws of the Surviving Entity or as otherwise provided by law. The officers of ARDX Inc. at the LLC Merger Effective Time shall continue as the officers of the Surviving Entity, and will hold office from the LLC Merger Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the bylaws of the Surviving Entity or as otherwise provided by law.

     SECTION 1.6 Conversion of Interests; Cancellation of Certain ARDX Common Stock.
     (a) At the Corporate Merger Effective Time, each of the following transactions shall be deemed to occur simultaneously, subject to Section 1.7:
(i)	the shares of common stock of Summit Blocker 1 outstanding immediately prior to the Corporate Merger Effective Time shall, by virtue of the Corporate Merger and without any action on the part of the holder thereof, be converted into and become (A) an aggregate of [•] shares of Common Stock, par value $0.01 per share, of ARDX Inc. (“ARDX Common Stock”) and (B) the right to receive certain payments in the amounts set forth in the Tax Receivable Agreement (the “TRA Agreement”), dated as of [•], by and among ARDX Inc., the Summit Blocker Stockholders, the Summit Non-Blocker Members, the Management Members, and the KRG Blocker Stockholders, attached hereto as Exhibit D (“TRA Payments”);

(ii)	the shares of common stock of Summit Blocker 2 outstanding immediately prior to the Corporate Merger Effective Time shall, by virtue of the Corporate Merger and without any action on the part of the holder thereof, be converted into and become (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments; and

(iii)	the shares of common stock of KRG Blocker outstanding immediately prior to the Corporate Merger Effective Time shall, by virtue of the Corporate Merger and without any action on the part of the holder thereof, be converted into and become (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments.
     (b) At the Contribution Effective Time, each of the following transactions shall be deemed to occur simultaneously, subject to Section 1.7:
(i)	the Class A-1 Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments;

(ii)	the Class A Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments;

(iii)	the Class B Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments;

(iv)	the Class C Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be [exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments][cancelled without consideration];

(v)	the Class D-1 Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be [exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments][cancelled without consideration];

(vi)	the Class D-2 Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be [exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments][cancelled without consideration]; and

(vii)	the Class D-3 Units of Aurora LLC contributed by the Members shall, by virtue of the Contribution and without any action on the part of the holder thereof, be [exchanged for (A) an aggregate of [•] shares of ARDX Common Stock and (B) the right to receive TRA Payments][cancelled without consideration].
     (c) At the LLC Merger Effective Time, the issued and outstanding Units of Aurora LLC shall be cancelled without consideration and cease to exist by virtue of the LLC Merger.
     (d) Each share of ARDX Common Stock issued and outstanding immediately prior to the Corporate Merger Effective Time shall, by virtue of the Corporate Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled and retired without payment of any consideration therefore and shall cease to exist. The issued and outstanding shares of the Surviving Entity shall remain issued and outstanding and will be unaffected by the LLC Merger.
     (e) The parties acknowledge that ARDX Inc. is issuing the ARDX Common Stock to the stockholders of the respective Corporate Merging Entities pursuant to Section 1.6(a) and Aurora LLC Members pursuant to Section 1.6(b) in reliance upon (i) the representations given by such stockholder or member as a “Subscribing Party” in Section 1.8(h), and (ii) if applicable, the respective representations and warranties given by such stockholder as a Summit Blocker Stockholder or the KRG Blocker Stockholder, as the case may be, in Section 1.8.
     (f) The parties to this Agreement hereby acknowledge that ARDX Inc. shall be obligated to make payments in the amounts and under the terms and conditions set forth in the TRA Agreement.
     Section 1.7 No Fractional Shares. Notwithstanding anything to the contrary in Section 1.6, no fractional shares of ARDX Common Stock will be issued. If the number of shares of ARDX Common Stock to be received by the stockholder of a Corporate Merging Entity or an Aurora LLC Member is not a whole number, then the number of shares of ARDX Common Stock that such person shall be entitled to receive pursuant to this Agreement shall be rounded up or down to the nearest whole share (with one-half being rounded up).
     Section 1.8 Certain Representations.
     (a) Representations and Warranties of the Merging Entities. Each Merging Entity hereby makes the following representations and warranties to ARDX Inc. solely with respect to itself and not with respect to any other Merging Entity:
     (i) Such Merging Entity is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization with full corporate or other organizational power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.

     (ii) Except as set forth on Schedule 1.8(a)(ii), such Merging Entity does not own, is not obligated and does not have a right to purchase any equity interest in or any other security convertible into or exchangeable for an equity interest in any entity.
     (iii) The authorized, issued and outstanding equity interests (including for the avoidance of doubt, capital stock and membership interests, as applicable) of such Merging Entity on a fully diluted basis on the date hereof, and without giving effect to any of the transactions contemplated hereby, are held beneficially and of record by the persons set forth on Schedule 1.8(a)(iii). Except as set forth on Schedule 1.8(a)(iii), such Merging Entity does not have any contracts containing any profit participation features, appreciation rights or phantom equity interests, or similar contracts that allow any person to participate in the equity of such Merging Entity. Except as set forth on Schedule 1.8(a)(iii), such Merging Entity is not subject to any contract or obligation (contingent or otherwise) to issue, repurchase, purchase, redeem or otherwise acquire or retire any equity interests of, or securities or obligations of any kind convertible into equity interests (including options) of, such Merging Entity. Except as set forth on Schedule 1.8(a)(iii), there are no equity interests of such Merging Entity that are currently reserved for issuance and/or may be required to be issued upon the occurrence of any event or condition. Except as set forth on Schedule 1.8(a)(iii), there are no contracts that are binding upon such Merging Entity with respect to the voting, transfer, encumbrance of the equity interests of such Merging Entity or with respect to any aspect of such Merging Entity’s governance or dividends or distributions. The equity interest record books of such Merging Entity that have been delivered to ARDX Inc. and/or its representatives for inspection prior to the date hereof are complete and correct in all material respects.
     (iv) Except as set forth on Schedule 1.8(a)(iv), all of the outstanding equity interests of such Merging Entity are duly authorized, validly issued, fully paid and (if such Merging Entity is a corporation) nonassessable, were issued by such Merging Entity in compliance with all applicable regulations, are not subject to, nor were they issued in violation of, any purchase option, call option, right of first refusal, first offer, co-sale or participation, preemptive right, subscription right or any similar right.
     (v) Such Merging Entity (i) (A) with respect to each Corporate Merging Entity, was formed solely for the purpose of directly or indirectly acquiring and holding equity interests in Aurora LLC, and (B) with respect to Aurora LLC, was formed solely for the purpose of acquiring and holding equity interests in Aurora Diagnostics, LLC (“Aurora Diagnostics”), (ii) (A) with respect to each Corporate Merging Entity, has not engaged in any business or operations or otherwise incurred any liability, indebtedness or obligations other than in connection with direct or indirect owning and holding equity interests in Aurora LLC, and (B) with respect to Aurora LLC, has not engaged in any business or operations or otherwise incurred any liability, indebtedness or obligations other than in connection with owning and holding equity interests in Aurora Diagnostics, and (iii) except as set forth on Schedule 1.8(a)(v) does not have any employees or independent contractors, (iv) except as set forth on Schedule 1.8(a)(v), has not entered into any contracts other than its organizational documents, subscription agreements for the sale of its equity interests (all of which equity interests are outstanding and will be cancelled in the applicable Merger), and (A) with respect to each Corporate Merging Entity, the limited liability company agreement of Aurora LLC, and (B) with respect to Aurora LLC, the limited liability company agreement of Aurora Diagnostics, (v) (A) with respect to each Corporate

Merging Entity, does not have, hold or own any assets other than the equity interests in Aurora LLC, and (B) with respect to Aurora LLC, does not have, hold or own any assets other than the equity interests in Aurora Diagnostics, (vi) except as set forth on Schedule 1.8(a)(v), is not a party to any claims or litigation and (vii) except as set forth on Schedule 1.8(a)(v) does not have any obligations to make any investments.
     (vi) Such Merging Entity has timely filed or caused to be timely filed (taking into account any applicable extension of time within which to file) with the appropriate taxing authorities all federal, state, foreign and local tax returns, if any, required to be filed prior to the Closing Date. All taxes and tax liabilities due and payable by or with respect to the income, assets or operations of such Merging Entity, if any, for all taxable years or other taxable periods that end prior to the Closing Date have been timely paid in full prior to the Closing.
     (vii) Such Merging Entity has operated in compliance in all material respects with all applicable regulations and orders. There are no claims pending, or to the knowledge of such Merging Entity threatened, against such Merging Entity, nor has such Merging Entity received any written notice, regarding any violations of any regulations or orders enforced by any authority claiming jurisdiction over such Merging Entity.
     (b) Representations and Warranties of the Investors. Each Summit Blocker Stockholder, each KRG Blocker Stockholder and each Aurora LLC Member (collectively, the “Investors” and each, an “Investor”) hereby makes the following representations and warranties to ARDX Inc. solely with respect to itself and not with respect to any other Investor:
     (i) such Investor owns beneficially and of record the equity interests of the Merging Entity set forth on Schedule 1.8(a)(iii) free and clear of all liens, orders, contracts or other encumbrances whatsoever and has full right, power and authority to (i) solely with respect to Summit Blocker 1, Summit Blocker 2 and KRG Blocker, vote the equity interests of the Merging Entity held by such Investor, or (ii) solely with respect to each Aurora LLC Member, transfer and convey such equity interest to ARDX Inc. as contemplated by Section 1.1(b);
     (ii) such Investor is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”));
     (iii) such Investor has had (or its respective representatives have had) access to the same kind of information concerning ARDX Inc. that is required by Schedule A of the Securities Act, to the extent that ARDX Inc. possesses such information;
     (iv) such Investor has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning ARDX Inc. to evaluate the risks of investment in ARDX Inc. including the risk that it could lose its entire investment in ARDX Inc.;
     (v) such Investor understands that the shares of ARDX Common Stock to be issued to or received by it as described, as applicable, in Section 1.6(a) and/or Section 1.6(b) (the “Issued Shares”) have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction and that such Issued Shares must be held indefinitely unless the sale or transfer is registered under the Securities Act and such other securities laws or an exemption from registration under the Securities Act and such other securities laws covering the sale or transfer of such Issued Shares is available;

     (vi) such Investor is purchasing the Issued Shares (other than any Issued Shares intended to be sold in connection with the underwritten initial public offering (the “IPO”) of ARDX Inc.’s Common Stock, par value $0.01 per share) for its own account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof in violation of the Securities Act;
     (vii) such Investor understands that the certificate or certificates representing the Issued Shares (if certificated, and other than any Issued Shares intended to be sold in the IPO) may be impressed with a legend stating that the Issued Shares have not been registered under the Securities Act or state securities laws and setting out or referring to the restrictions on the transferability and resale of the Issued Shares; and
     (viii) such Investor understands that stop transfer instructions in respect of the Issued Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for ARDX Inc.
     Section 1.9 ARDX Inc. Representations. ARDX Inc. hereby makes the following representations and warranties to each of the Merging Entities, the Summit Blocker Stockholders, the KRG Blocker Stockholders and the Aurora LLC Members:
     (a) ARDX Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.
     (b) The ARDX Common Stock to be issued in accordance with Section 1.6(a) and/or Section 1.6(b) will be duly authorized by all necessary corporate action on the part of ARDX Inc. and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.
     Section 1.10 Tax Matters.
     (a) Each of the Corporate Merger Constituent Entities intend for and will use all reasonable best efforts to cause the Corporate Merger to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to ARDX Inc. and each of the Corporate Merging Entities, and no party hereto will take any position inconsistent with the status of the Corporate Merger as such a reorganization on any Tax Return (as defined below) or related document or in any proceeding before a Tax authority.
     (b) Each of the LLC Merger Constituent Entities intend for and will use all reasonable best efforts to cause the LLC Merger to qualify as a transfer under Section 351 of the Code with respect to ARDX Inc., Aurora LLC, the Summit Non-Blocker Members and the Management Members, and no party hereto will take any position inconsistent with the status of the LLC Merger as such a transfer on any Tax Return or related document or in any proceeding before a Tax authority.

ARTICLE II
CLOSING
     Section 2.1 The Closing.
     (a) Promptly following the execution hereof, each Corporate Merger Constituent Entity shall deliver to each other Corporate Merger Constituent Entity evidence of the adoption of this Agreement and the approval of the Corporate Merger by the requisite vote of such Corporate Merger Constituent Entity’s stockholders.
     (b) Promptly following the execution hereof, each LLC Merger Constituent Entity shall deliver to the other LLC Merger Constituent Entity evidence of the adoption of this Agreement and the approval of the Contribution and LLC Merger by the requisite vote, as applicable, of such LLC Merger Constituent Entity’s stockholders or members.
     (c) Subject to the delivery of such evidence set forth in Section 2.1(a) and Section 2.1(b), the consummation of the Corporate Merger, the Contribution, and the LLC Merger (the “Closing”) will take place at the offices of Alston & Bird LLP, 90 Park Avenue, New York, NY 10016, on the date hereof (the “Closing Date”).
     Section 2.2 Closing Date Events.
     (a) At the Closing, each of the Corporate Merger Constituent Entities shall cause the Corporate Merger Certificate to be filed as provided in Section 1.2(a).
     (b) At the Closing, Aurora LLC and ARDX Inc. shall execute the Certificate of Contribution as provided in Section 1.2(b).
     (c) At the Closing, each of the LLC Merger Constituent Entities shall cause the LLC Merger Certificate to be filed as provided in Section 1.2(c).
ARTICLE III
MISCELLANEOUS
     Section 3.1 Indemnification.
     (a) Summit Ventures VI-B, L.P. shall indemnify and hold harmless ARDX Inc. (and its respective officers, directors, employees, agents and representatives) for any and all loss, liability, claim, damage and expense (including the cost of investigation and reasonable attorneys’ fees and expenses), whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation or warranty made by Summit Ventures VI-B, L.P. or Summit Blocker 1 in this Agreement.
     (b) Summit Partners Private Equity Fund VII-B, L.P. shall indemnify and hold harmless ARDX Inc. (and its respective officers, directors, employees, agents and representatives) for any and all loss, liability, claim, damage and expense (including the cost of investigation and reasonable attorneys’ fees and expenses), whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation or warranty made by Summit Partners Private Equity Fund VII-B, L.P. or Summit Blocker 2 in this Agreement.
     (c) Each KRG Blocker Stockholder shall indemnify and hold harmless ARDX Inc. (and its respective officers, directors, employees, agents and representatives) for any and all loss, liability, claim, damage and expense (including the cost of investigation and reasonable attorneys’ fees and expenses), whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation or warranty made by such KRG Blocker Stockholder or KRG Blocker in this Agreement.

     (d) Each Aurora LLC Member shall indemnify and hold harmless ARDX Inc. (and its respective officers, directors, employees, agents and representatives) for any and all loss, liability, claim, damage and expense (including the cost of investigation and reasonable attorneys’ fees and expenses), whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation or warranty made by such Aurora LLC Member in this Agreement.
     Section 3.2 Counterparts. This Agreement may be executed in one or more counterparts (which may be delivered by facsimile or electronic transmission), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each party hereto and delivered to the other parties hereto.
     Section 3.3 Termination.
     (e) Notwithstanding anything herein to the contrary, the Corporate Merger may be abandoned by agreement of each of the Corporate Merger Constituent Entities at any time prior to the Corporate Merger Effective Time. Any such abandonment of the Corporate Merger shall be deemed to constitute and effect the simultaneous termination of this Agreement with respect to all of the rights and obligations of each Corporate Merger Constituent Entity hereunder.
     (f) Notwithstanding anything herein to the contrary, the Contribution and LLC Merger may be abandoned by agreement of each of the LLC Merger Constituent Entities at any time prior to the LLC Merger Effective Time. Any such abandonment of the Contribution and LLC Merger shall be deemed to constitute and effect the simultaneous termination of this Agreement with respect to all of the rights and obligations of each LLC Merger Constituent Entity hereunder.
     Section 3.4 Further Assurances. If at any time the Surviving Entity shall consider or be advised that any further assignment or assurances in law are necessary or desirable to vest in the Surviving Entity the title to any property or rights of the Merging Entities, the respective stockholders or members, as applicable, and officers of each Merging Entity shall grant the stockholders and officers of the Surviving Entity a limited power of attorney to execute and make all such proper assignments and assurances in law and to do all things necessary and proper to thus vest such property or rights in the Surviving Entity, and otherwise to carry out the purposes of this Agreement.
     Section 3.5 Governing Law. This Agreement and any disputes arising under or related thereto shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.
ARTICLE IV
TAX INDEMNITY
     SECTION 4.1 Definitions.
     (a) “Tax Return” means any return, declaration, report, claim for refund, information return, or other document (including any related or supporting estimates, elections, schedules, statements, or information), including any amendments thereto, filed or required to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any legal requirements relating to any Tax.

     (b) “Tax” or “Taxes” (and with correlative meaning, “Taxable” and “Taxing”) means (i) any federal, state, provincial, local, foreign or other income, alternative, minimum, add-on minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, intangibles, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), natural resources, real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers’ compensation, payroll, health care, withholding, estimated or other taxes, duties, levies or other similar governmental charges or assessments or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not) and (ii) any liability in respect of any items described in clause (i) above by reason of (a) being a transferee or successor or by having been a member of a combined or consolidated group, or (b) by contract or otherwise.
     SECTION 4.2 Tax Indemnity Obligations of the KRG Blocker Stockholders.
     (a) KRG Tax Returns. ARDX Inc. and the KRG Blocker Stockholders agree and acknowledge that as a result of Corporate Merger, KRG Blocker shall cease to exist and its tax year shall end for federal and applicable state, local and foreign income tax purposes on the Closing Date. The KRG Blocker Stockholders shall appoint a designee (the “KRG Designee”) to prepare and file all Tax Returns of KRG Blocker with respect to any taxable year or period that ends on or before the Closing Date and any taxable year or period beginning before and ending after the Closing Date, which are due after the Closing Date. The KRG Designee shall prepare or cause to be prepared such Tax Returns in accordance with the procedures, practices and accounting methods of KRG Blocker in effect as of the date hereof. With respect to such Tax Returns, the KRG Designee shall provide drafts of such Tax Returns to ARDX Inc. for its review and comment no later than thirty (30) days prior to the due date for filing such Tax Returns, such comments to be delivered to the KRG Designee within the next twenty (20) days. The KRG Designee shall make all such revisions and otherwise implement all such comments provided by ARDX Inc. that the KRG Designee, in its sole discretion and in good faith, deems reasonable. ARDX Inc. shall cooperate with the KRG Designee in filing such Tax Returns, including causing the applicable entities to sign and file such Tax Returns.
     (b) Tax Indemnity. The KRG Blocker Stockholders shall indemnify and hold harmless ARDX Inc. from any and all liabilities, losses, damages, deficiencies, assessments, judgments and costs or expenses (including out-of-pocket expenses for investigation and defense and reasonable attorneys’ fees) actually incurred or sustained by ARDX Inc. with respect to or in connection with Taxes imposed on ARDX Inc. as successor to KRG Blocker that are attributable to any taxable period ending on or before the Closing Date and with respect to any taxable period that includes but does not end on the Closing Date, the portion of such period that ends on and includes the Closing Date (“Pre-Closing Tax Period”) (including as a result of the Corporate Merger, but excluding Taxes attributable to events subsequent to the Corporate Merger Effective Time) of the KRG Blocker.
     (c) Cooperation on Tax Matters.
     (i) Unless otherwise required by law, ARDX Inc. shall not take any action which could reasonably be expected to increase the liability of the KRG Blocker Stockholders for Taxes attributable to any Pre-Closing Tax Period (including any action which could reasonably be expected to increase the liability of the KRG Blocker Stockholders attributable to the Corporate

Merger) under this Agreement without the prior written consent of the KRG Designee, which may be withheld by the KRG Designee in its sole discretion. ARDX Inc. shall not amend, refile or otherwise modify any applicable portion of any Tax Return or Tax election of KRG Blocker for any Pre-Closing Tax Period, or take any other action with respect to such a Tax Return, that could reasonably be expected to increase the liability of the KRG Blocker Stockholders for Taxes under this Agreement, without the prior written consent of the KRG Designee, which consent may be withheld by the KRG Designee in its sole discretion. Except as otherwise contemplated by this Agreement, ARDX Inc. shall not take any action from and after the date of this Agreement but prior to the Corporate Merger Effective Time that is outside the ordinary course of business.
     (ii) After the date of this Agreement, ARDX Inc. shall not, without the written consent of the KRG Designee, agree to waive or extend the statute of limitations relating to any Taxes of KRG Blocker for any Pre-Closing Tax Period.
     (iii) ARDX Inc. shall notify the KRG Designee in writing within ten (10) days upon receipt by ARDX Inc. of notice of any pending or threatened federal, state, local or foreign Tax audits, assessments, or administrative or judicial proceedings affecting the Taxes or Tax attributes of KRG Blocker that could result in any Tax liability for which the KRG Blocker Stockholders may be liable to ARDX Inc. hereunder (a “KRG Tax Claim”). Such notice shall contain factual information describing any asserted Tax liability and shall include copies of any notice or other document received from any taxing authority in respect of any such asserted Tax liability.
     (iv) ARDX Inc. and the KRG Designee shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to Section 4.2(a) and any audit, assessment, litigation or other proceeding with respect to Taxes, and each shall (i) retain all books and records with respect to Tax matters pertinent to KRG Blocker until the expiration of the statute of limitations (including any extensions thereof) applicable to such taxable periods, and to abide by all record retention agreements entered into with any taxing authority and (ii) to give to the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if such other party so requests, the party will allow the other party to take possession of such books and records.
     (d) Tax Contests. The KRG Designee shall, at its own expense, have the right to control the contest of any KRG Tax Claim (a “KRG Tax Proceeding”) provided that (i) ARDX Inc. may participate in the conduct of such KRG Tax Proceeding at its own expense, and (ii) the settlement or other resolution of such KRG Tax Proceeding shall be subject to the written consent of ARDX Inc., which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that no such consent shall be required where such settlement provides for the payment by the KRG Blocker, the KRG Blocker Stockholders, or the KRG Designee of money as the sole remedy and includes as an unconditional term thereof the giving by the claimant of a release from all liability with respect to such KRG Tax Claim.
     (e) Tax Refunds. Any refunds for Taxes (including any interest in respect thereof) received by ARDX Inc., and any amounts credited against Taxes to which ARDX Inc. becomes entitled (including by way of any amended Tax Return), that relate to Pre-Closing Tax Period of the KRG Blocker, shall be property of the KRG Blocker Stockholders, except in each case to the extent such refund or credit resulted from the carryback of a net operating loss or other Tax attribute that was economically generated after the date of this Agreement. ARDX Inc. shall pay to the KRG Designee any such refund or the amount of any such credit within fifteen (15) days after receipt or entitlement thereto.

     SECTION 4.3 Tax Indemnity Obligations of the Summit Blocker Stockholders.
     (a) Summit Tax Returns. ARDX Inc. and the Summit Blocker Stockholders agree and acknowledge that as a result of the Corporate Merger, the Summit Blockers shall cease to exist and its tax year shall end for federal and applicable state, local and foreign income tax purposes on the Closing Date. The Summit Blocker Stockholders shall appoint a designee (the “Summit Designee”) to prepare and file all Tax Returns of the Summit Blockers with respect to any taxable year or period that ends on or before the Closing Date and any taxable year or period beginning before and ending after the Closing Date, which are due after the Closing Date. The Summit Designee shall prepare or cause to be prepared such Tax Returns in accordance with the procedures, practices and accounting methods of the Summit Blockers in effect as of the date hereof. With respect to such Tax Returns, the Summit Designee shall provide drafts of such Tax Returns to ARDX Inc. for its review and comment no later than thirty (30) days prior to the due date for filing such Tax Returns, such comments to be delivered to the Summit Designee within the next twenty (20) days. The Summit Designee shall make all such revisions and otherwise implement all such comments provided by ARDX Inc. that the Summit Designee, in its sole discretion and in good faith, deems reasonable. ARDX Inc. shall cooperate with the Summit Designee in filing such Tax Returns, including causing the applicable entities to sign and file such Tax Returns.
     (b) Tax Indemnity.
     (i) Summit Ventures VI-B, L.P. shall indemnify and hold harmless ARDX Inc. from any and all liabilities, losses, damages, deficiencies, assessments, judgments and costs or expenses (including out-of-pocket expenses for investigation and defense and reasonable attorneys’ fees) actually incurred or sustained by ARDX Inc. with respect to or in connection with Taxes imposed on ARDX Inc. as successor to the Summit Blocker 1 that are attributable to any Pre-Closing Tax Period (including as a result of the Corporate Merger, but excluding Taxes attributable to events subsequent to the Corporate Merger Effective Time) of the Summit Blocker 1.
     (ii) Summit Partners Private Equity Fund VII-B, L.P. shall indemnify and hold harmless ARDX Inc. from any and all liabilities, losses, damages, deficiencies, assessments, judgments and costs or expenses (including out-of-pocket expenses for investigation and defense and reasonable attorneys’ fees) actually incurred or sustained by ARDX Inc. with respect to or in connection with Taxes imposed on ARDX Inc. as successor to the Summit Blocker 2 that are attributable to any Pre-Closing Tax Period (including as a result of the Corporate Merger, but excluding Taxes attributable to events subsequent to the Corporate Merger Effective Time) of the Summit Blocker 2.
     (c) Cooperation on Tax Matters.
     (i) Unless otherwise required by law, ARDX Inc. shall not take any action which could reasonably be expected to increase the liability of the Summit Blocker Stockholders for Taxes attributable to any Pre-Closing Tax Period (including any action which could reasonably be expected to increase the liability of the Summit Blocker Stockholders attributable to the Corporate Merger) under this Agreement without the prior written consent of the Summit Designee, which may be withheld by the Summit Designee in its sole discretion. ARDX Inc. shall not amend, refile or otherwise modify any applicable portion of any Tax Return or Tax election of the Summit Blockers for any Pre-Closing Tax Period, or take any other action with respect to such a Tax Return, that could reasonably be expected to increase the liability of the Summit Blocker Stockholders for Taxes under this Agreement, without the prior written consent of the Summit Designee, which consent may be withheld by the Summit Designee in its sole discretion. Except as otherwise contemplated by this Agreement, ARDX Inc. shall not take any action from and after the date of this Agreement but prior to the Corporate Merger Effective Time that is outside the ordinary course of business.

     (ii) After the date of this Agreement, ARDX Inc. shall not, without the written consent of the Summit Designee, agree to waive or extend the statute of limitations relating to any Taxes of the Summit Blockers for any Pre-Closing Tax Period.
     (iii) ARDX Inc. shall notify the Summit Designee in writing within ten (10) days upon receipt by ARDX Inc. of notice of any pending or threatened federal, state, local or foreign Tax audits, assessments, or administrative or judicial proceedings affecting the Taxes or Tax attributes of the Summit Blockers that could result in any Tax liability for which the Summit Blocker Stockholders may be liable to ARDX Inc. hereunder (a “Summit Tax Claim”). Such notice shall contain factual information describing any asserted Tax liability and shall include copies of any notice or other document received from any taxing authority in respect of any such asserted Tax liability.
     (iv) ARDX Inc. and the Summit Designee shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to Section 4.3(a) and any audit, assessment, litigation or other proceeding with respect to Taxes, and each shall (i) retain all books and records with respect to Tax matters pertinent to the Summit Blockers until the expiration of the statute of limitations (including any extensions thereof) applicable to such taxable periods, and to abide by all record retention agreements entered into with any taxing authority and (ii) to give to the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if such other party so requests, the party will allow the other party to take possession of such books and records.
     (d) Tax Contests. The Summit Designee shall, at its own expense, have the right to control the contest of any Summit Tax Claim (a “Summit Tax Proceeding”) provided that (i) ARDX Inc. may participate in the conduct of such Summit Tax Proceeding at its own expense, and (ii) the settlement or other resolution of such Summit Tax Proceeding shall be subject to the written consent of ARDX Inc., which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that no such consent shall be required where such settlement provides for the payment by the Summit Blockers, the Summit Blocker Stockholders, or the Summit Designee of money as the sole remedy and includes as an unconditional term thereof the giving by the claimant of a release from all liability with respect to such Summit Tax Claim.
     (e) Tax Refunds. Any refunds for Taxes (including any interest in respect thereof) received by ARDX Inc., and any amounts credited against Taxes to which ARDX Inc. becomes entitled (including by way of any amended Tax Return), that relate to any Pre-Closing Tax Period of the Summit Blockers, shall be property of the Summit Blocker Stockholders, except in each case to the extent such refund or credit resulted from the carryback of a net operating loss or other Tax attribute that was economically generated after the date of this Agreement. ARDX Inc. shall pay to the Summit Designee any such refund or the amount of any such credit within fifteen (15) days after receipt or entitlement thereto.
     SECTION 4.4 Tax Allocation Provisions. In the case of any Tax Return for a Pre-Closing Tax Period that does not end on the Closing Date (a “Straddle Period”), and for purposes of determining hereunder the amount of Taxes attributable to a Pre-Closing Tax Period or any taxable period (or portion thereof) that is not a Pre-Closing Tax Period generally, the amount of Taxes attributable to the Pre-Closing Tax Period shall be deemed to be (i) in the case of Taxes imposed on a periodic basis (such as certain franchise Taxes, real or personal property Taxes), the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction, the numerator of which is the number of calendar days in the Straddle Period ending on and including the Closing Date and the denominator of which is the number of calendar days in the entire relevant Straddle Period and (ii) in the case of Taxes not described in (i) above (such as Taxes that are based upon or related to income or receipts, based upon occupancy or imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible)), the amount of any such Taxes shall be determined as if such taxable period and the taxable period ended of as of the close of business on the Closing Date.
     SECTION 4.5. Aurora LLC Partnership Tax Year. The parties agree that, for purposes of federal income tax and applicable state income tax, the partnership tax year of Aurora LLC shall end on the Closing Date. ARDX Inc. and the Aurora LLC Members agree to report the Contribution for federal income tax purposes, and applicable state income tax purposes, as an interests-over transaction in accordance with Rev. Rul. 84-111, 1984-2 C.B. 88, in which no income will be recognized by Aurora LLC, unless otherwise required by law.
[SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed as of the date first written above.
ARDX INC:
AURORA DIAGNOSTICS, INC.

By:

Name:
Title:
[Signature Page to Agreement and Plan of Merger]

SUMMIT BLOCKER 1:
SV VI-B AURORA BLOCKER CORP.

By:

Name:
Title:
SUMMIT BLOCKER 2:
SPPE VII-B AURORA BLOCKER CORP.

By:

Name:
Title:
SUMMIT BLOCKER STOCKHOLDERS:
SUMMIT VENTURES VI-B, L.P.
By: Summit Partners VI (GP), L.P.
Its: General Partner
By: Summit Partners VI (GP), LLC
Its: General Partner

By:

Name:
Title: Member
SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.
By: Summit Partners PE VII, L.P.
Its: General Partner
By: Summit Partners PE VII, LLC
Its: General Partner

By:

Name:
Title: Member
[Signature Page to Agreement and Plan of Merger]

KRG BLOCKER:
KRG AURORA BLOCKER, INC.

By:

Name:
Title:
KRG BLOCKER STOCKHOLDERS:
KRG CAPITAL FUND IV, L.P.
By: KRG Capital Management, L.P., with respect to its Class IV series
Its: General Partner
By: KRG Capital, LLC, with respect to its Class IV series
Its: General Partner

By:

Name: Mark M. King
Title: Managing Director
KRG CAPITAL FUND IV-A, L.P.
By: KRG Capital Management, L.P., with respect to its Class IV series
Its: General Partner
By: KRG Capital, LLC, with respect to its Class IV series
Its: General Partner

By:

Name: Mark M. King
Title: Managing Director
[Signature Page to Agreement and Plan of Merger]

KRG CAPITAL FUND IV, (PA) L.P.
By: KRG Capital Management, L.P., with respect to its Class IV series
Its: General Partner
By: KRG Capital, LLC, with respect to its Class IV series
Its: General Partner

By:

Name: Mark M. King
Title: Managing Director
KRG CAPITAL FUND IV, (FF) L.P.
By: KRG Capital Management, L.P., with respect to its Class IV series
Its: General Partner
By: KRG Capital, LLC, with respect to its Class IV series
Its: General Partner

By:

Name: Mark M. King
Title: Managing Director
KRG CO-INVESTMENT, L.L.C.
By: King Consulting Corporation
Its: Managing Member

By:

Name: Mark M. King
Title: President
[Signature Page to Agreement and Plan of Merger]

AURORA LLC:
AURORA DIAGNOSTICS HOLDINGS, LLC

By:

Name:
Title:
AURORA LLC MEMBERS:
SV VI-B AURORA BLOCKER CORP.

By:

Name:
Title:
SPPE VII-B AURORA BLOCKER CORP.

By:

Name:
Title:
KRG AURORA BLOCKER, INC.

By:

Name:
Title:
[Signature Page to Agreement and Plan of Merger]

SUMMIT VENTURES VI-A, L.P.
By: Summit Partners VI (GP), L.P.
Its: General Partner
By: Summit Partners VI (GP), LLC
Its: General Partner

By:

Name:

	Its:	Member
SUMMIT VI ADVISORS FUND, L.P.
By: Summit Partners VI (GP), L.P.
Its: General Partner
By: Summit Partners VI (GP), LLC
Its: General Partner

By:

Name:

	Its:	Member
SUMMIT VI ENTREPRENEURS FUND, L.P.
By: Summit Partners VI (GP), L.P.
Its: General Partner
By: Summit Partners VI (GP), LLC
Its: General Partner

By:

Name:

	Its:	Member
[Signature Page to Agreement and Plan of Merger]

SUMMIT INVESTORS VI, L.P.
By: Summit Partners VI (GP), L.P.
Its: General Partner
By: Summit Partners VI (GP), LLC
Its: General Partner

By:

Name:

	Its:	Member
SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.,
By: Summit Partners PE VII, L.P.
Its: General Partner
By: Summit Partners PE VII, LLC
Its: General Partner

By:

Name:

	Its:	Member
SUMMIT PARTNERS VI (GP), L.P.
By: Summit Partners VI (GP), LLC
Its: General Partner

By:

Name:

	Its:	Member
SUMMIT PARTNERS PE VII, L.P.
By: Summit Partners PE VII, LLC
Its: General Partner

By:

Name:

	Its:	Member
[Signature Page to Agreement and Plan of Merger]

MANAGEMENT MEMBERS:

James C. New

Christopher Jahnle

Kirk A. Rebane

Martin J. Stefanelli

Fred Ferrara

Michael Null

Deanna Shackley

Michael Grattendick

Greg Marsh

[Signature Page to Agreement and Plan of Merger]

Schedule 1.8(a)(ii)
Certain Rights to Other Securities
Aurora LLC
1.	Aurora LLC directly owns 100% of the outstanding membership interests of Aurora Diagnostics.

Schedule 1.8(a)(iii)
Capitalization
1.	The following are the holders of the outstanding equity interests of each Merging Entity:

Merging Entity	Stockholders/Members

Summit Blocker 1	Summit Ventures VI-B, L.P.

Summit Blocker 2	Summit Partners Private Equity Fund VII-B, L.P.

KRG Blocker	KRG Capital Fund IV, L.P. KRG Capital Fund IV-A, L.P. KRG Capital Fund IV (FF), L.P. KRG Capital Fund IV (PA), L.P. KRG Co-Investment, L.L.C.

Aurora Diagnostics Holdings, LLC	SV VI-B Aurora Blocker Corp.
SPPE VII-B Aurora Blocker Corp.
KRG Aurora Blocker, Inc.
Summit Ventures VI, L.P.
Summit VI Advisors Fund, L.P.
Summit VI Entrepreneurs Fund, L.P.
Summit Investors VI, L.P.
Summit Partners Private Equity Fund VII-A, L.P.
Summit Partners VI (GP), L.P.
Summit Partners PE VII, L.P.
James C. New
Christopher Jahnle
Kirk A. Rebane
Martin J. Stefanelli
Fred Ferrara
Michael Null
Gregory Marsh
Michael Grattendick
Deanna Shackley
Aurora LLC
2.	Amended and Restated Limited Liability Company Agreement, dated June 12, 2009, among Aurora Diagnostics Holdings, LLC and the other parties named therein.

3.	Amended and Restated Registration Rights Agreement, dated June 12, 2009, by and among Aurora Diagnostics Holdings, LLC and each of the signatories thereto.

Schedule 1.8(a)(iv)
Certain Rights to Equity Interests
None.

Schedule 1.8(a)(v)
Certain Activities and Agreements
Summit Blocker 1 and Summit Blocker 2
Summit Blocker 1 and Summit Blocker 2 each were party to a limited partnership agreement, of which each was the sole limited partner, for a partnership formed for the purpose of holding its indirect investment in Aurora LLC. The assets of each such partnership were distributed out to the partnership’s respective limited partner and general partner immediately prior to Summit Blocker 1 and Summit Blocker 2 entering into this Agreement.
Aurora LLC
Aurora LLC has previously entered into to the following agreements:
1.	Purchase Agreement, dated March 7, 2008, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC, TCD Holdings, Inc. and Valda Kaye, M.D.

2.	Senior Management Agreement, dated June 2, 2006, by and among Aurora Diagnostics Holdings, LLC and James C. New.

3.	Senior Management Agreement, dated October 2006, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC, James C. New and Martin J. Stefanelli.

4.	Senior Management Agreement, dated November 5, 2007, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC and Greg Marsh.

5.	Letter Agreement, dated August 11, 2008, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC and Greg Marsh.

6.	Senior Management Agreement, dated October 2006, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC, James C. New and Fred Ferrara.

7.	Senior Management Agreement, dated April 2007, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC, James C. New and Michael Null.

8.	Master Promissory Note, dated November 17, 2006, by James C. New in favor of Aurora Diagnostics Holdings, LLC.

9.	Executive Unit Pledge Agreement, dated June 2, 2006, by and between James C. New and Aurora Diagnostics Holdings, LLC.

10.	Promissory Note, dated March 7, 2008, by James C. New in favor of Aurora Diagnostics Holdings, LLC.

11.	Pledge Agreement, dated March 7, 2008, by and between James C. New and Aurora Diagnostics Holdings, LLC.

12.	Master Promissory Note, dated November 17, 2006, by Martin J. Stefanelli in favor of Aurora Diagnostics Holdings, LLC.

13.	Executive Unit Pledge Agreement, dated October 2, 2006, by and between Martin J. Stefanelli and Aurora Diagnostics Holdings, LLC.

14.	Promissory Note, dated March 7, 2008, by Martin J. Stefanelli in favor of Aurora Diagnostics Holdings, LLC.

15.	Pledge Agreement, dated March 7, 2008, by and between Martin J. Stefanelli and Aurora Diagnostics Holdings, LLC.

16.	Master Promissory Note, dated November 17, 2006, by Fred Ferrara in favor of Aurora Diagnostics Holdings, LLC.

17.	Executive Unit Pledge Agreement, dated October 2, 2006, by and between Fred Ferrara and Aurora Diagnostics Holdings, LLC.

18.	Pledge Agreement, dated March 7, 2008, by and between Fred Ferrara and Aurora Diagnostics Holdings, LLC.

19.	Promissory Note, dated March 7, 2008, by Fred Ferrara in favor of Aurora Diagnostics Holdings, LLC.

20.	Master Promissory Note, dated April 23, 2007, by Michael Null in favor of Aurora Diagnostics Holdings, LLC.

21.	Executive Unit Pledge Agreement, dated April 23, 2007, by and between Michael Null and Aurora Diagnostics Holdings, LLC.

22.	Promissory Note, dated March 7, 2008, by Michael Null in favor of Aurora Diagnostics, Holdings, LLC.

23.	Pledge Agreement, dated March 7, 2008, by and between Michael Null and Aurora Diagnostics Holdings, LLC.

24.	Manager Indemnification Agreement, dated as of June 2, 2006, by and between Aurora Diagnostics Holdings, LLC and James C. New.

25.	Manager Indemnification Agreement, dated as of June 2, 2006, by and between Aurora Diagnostics Holdings, LLC and Thomas S. Roberts.

26.	Manager Indemnification Agreement, dated as of June 2, 2006, by and between Aurora Diagnostics Holdings, LLC and Wesley W. Lang, Jr.

27.	Manager Indemnification Agreement, dated as of June 2, 2006, by and between Aurora Diagnostics Holdings, LLC and Peter J. Connolly.

28.	Manager Indemnification Agreement, dated as of June 2, 2006, by and between Aurora Diagnostics Holdings, LLC and Christopher J. Dean.

29.	Manager Indemnification Agreement, dated as of June 12, 2009, by and between Aurora Diagnostics Holdings, LLC and Mark M. King.

30.	Manager Indemnification Agreement, dated as of June 12, 2009, by and between Aurora Diagnostics Holdings, LLC and Christopher J. Bock.

31.	Manager Indemnification Agreement, dated as of June 12, 2009, by and between Aurora Diagnostics Holdings, LLC and Blain Tikker.

32.	Management Rights Agreement, dated June 2, 2006, by and among Summit Ventures VI-A, L.P., SV VI-B Aurora Holdings, L.P., Summit Ventures VI-B, L.P., Summit VI Advisors Fund, L.P., Summit VI Entrepreneurs Fund, L.P., Summit Investors VI, L.P., Summit Partners Private Equity Fund VII-A, L.P., SPPE VII-B Aurora Holdings, L.P., Summit Partners Private Equity Fund VII-B, L.P. and Aurora Diagnostics Holdings, LLC.

33.	Management Rights Agreement, dated June 2, 2006, by and among KRG Capital Partners, L.L.C., KRG Aurora Blocker, Inc. and Aurora Diagnostics Holdings, LLC.

34.	Management Rights Agreement, dated June 12, 2009, by and among GSO Special Situations Fund LP and GSO Sumnostics Holdings (US), Inc., and Aurora Diagnostics Holdings, LLC.

35.	Registration Agreement, dated June 2, 2006, by and among Aurora Diagnostics Holdings, LLC, Summit Ventures VI-A, L.P., SV VI-B Aurora Holdings, L.P., Summit VI Advisors Fund, L.P., Summit VI Entrepreneurs Fund, L.P., Summit Investors VI, L.P., Summit Partners Private Equity Fund VII-A, L.P., SPPE VII-B Aurora Holdings, L.P., GSO Special Situations Fund LP and GSO Sumnostics Holdings (US), Inc., James C. New and other executive employees named from time to time, and Christopher Jahnle, Kirk A. Rebane, and other equityholders named from time to time, as amended and restated on June 12, 2009, by and among Aurora Diagnostics Holdings, LLC and each of the signatories thereto.

36.	Consulting Agreement, dated June 2, 2006, by and between Aurora Diagnostics, LLC, Aurora Diagnostics Holdings, LLC and Haverford, Capital Advisors, Inc.

37.	Equity Incentive Plan of Aurora Diagnostics Holdings, LLC.

38.	Engagement Letter, dated March 20, 2009, by and between Wachovia Capital Markets, LLC and Aurora Diagnostics Holdings, LLC, as amended by that certain amendment thereto, dated June 10, 2009.

39.	Agreement, dated as of June 10, 2009, by and among Wachovia Capital Markets, LLC, Aurora Diagnostics Holdings, LLC and Lazard Middle Market LLC.

40.	Release Letter, dated June 10, 2009, from Wachovia Capital Markets, LLC to Aurora Diagnostics Holdings, LLC.

41.	Release Letter, dated June 10, 2009, from Lazard Middle Market LLC to Aurora Diagnostics Holdings, LLC.

42.	Contribution and Termination Agreement, dated as of June 12, 2009, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics, LLC, GSO Capital Partners LP, GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd. and GSO Credit Opportunities Fund (Helios), L.P.

43.	Escrow Agreement, dated June 12, 2009, by and among GSO Capital Partners LP, GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd., GSO Credit Opportunities Fund (Helios), L.P., Aurora Diagnostics Holdings, LLC and Regions Bank.

44.	Credit Agreement, dated June 2, 2006, among Aurora Diagnostics, LLC, Aurora Diagnostics Holdings, LLC and certain subsidiaries of Aurora Diagnostics, LLC, as Guarantors, GSO Capital Partners LP as Collateral Agent and Administrative Agent, and the lenders party thereto from time to time.

45.	Security Agreement, dated November 17, 2006, among Aurora Diagnostics, LLC, Aurora Diagnostics Holdings, LLC and certain subsidiaries of Aurora Diagnostics, LLC, as Guarantors, and GSO Capital Partners LP as Collateral Agent.

46.	First Lien Credit and Guaranty Agreement dated as of December 10, 2007, among Aurora Diagnostics, LLC and certain subsidiaries of Aurora Diagnostics, LLC, as Borrowers, Aurora Diagnostics Holdings, LLC and certain subsidiaries of Aurora Diagnostics Holdings, LLC, as Guarantors, the lenders executing the signature pages attached thereto and the Administrative Agent, Collateral Agent, Lead Arranger, Syndication Agent and Documentation Agent, each as defined therein, and all amendments thereto.

47.	Second Lien Credit and Guaranty Agreement dated as of December 10, 2007, among Aurora Diagnostics, LLC and certain subsidiaries of Aurora Diagnostics, LLC, as Borrowers, Aurora Diagnostics Holdings, LLC and certain subsidiaries of Aurora Diagnostics Holdings, LLC, as Guarantors, the lenders executing the signature pages attached thereto and the Administrative Agent, Collateral Agent, Lead Arranger, Syndication Agent and Documentation Agent, each as defined therein, and all amendments thereto.

48.	Credit and Guaranty Agreement, dated May 26, 2010, by and among Aurora Diagnostics LLC as Borrower, Aurora Diagnostics Holdings, LLC and certain subsidiaries and affiliates of Aurora Diagnostics, LLC as Guarantors, the various lenders party thereto, Barclays Bank PLC as Administrative Agent and Collateral Agent, Barclays Capital, Morgan Stanley Senior Funding, Inc. and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners, Morgan Stanley Senior Funding, Inc. as Syndication Agent and UBS Securities LLC as Documentation Agent.

49.	Pledge and Security Agreement, dated May 26, 2010, among Aurora Diagnostics, LLC, Aurora Diagnostics Holdings, LLC and certain subsidiaries of Aurora Diagnostics, LLC, as Guarantors, and Barclays Bank PLC as Collateral Agent.

EXHIBIT A
CERTIFICATE OF MERGER
OF
SV VI-B AURORA BLOCKER CORP.,
(a Delaware corporation),
SPPE VII-B AURORA BLOCKER CORP.,
(a Delaware corporation)
AND
KRG AURORA BLOCKER, INC.
(a Delaware corporation)
INTO
AURORA DIAGNOSTICS, INC.
(a Delaware corporation)
     Pursuant to the provisions of Section 251 of the Delaware General Corporation Law (the “DGCL”), the undersigned DO HEREBY CERTIFY THAT:
1.	The name and jurisdiction of incorporation of the entities that are to merge (the “Constituent Entities”) are SV VI-B Aurora Blocker Corp., a Delaware corporation (“Summit Blocker 1”), SPPE VII-B Aurora Blocker Corp., a Delaware corporation (“Summit Blocker 2”), KRG Aurora Blocker, Inc., a Delaware corporation (“KRG Blocker” and, together with Summit Blocker 1 and Summit Blocker 2, the “Blockers”) and Aurora Diagnostics, Inc., a Delaware corporation (“ARDX Inc.”).

2.	An Agreement and Plan of Merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with Section 251 of the DGCL.

3.	The name of the surviving entity is “Aurora Diagnostics, Inc.” (the “Surviving Entity”).

4.	The certificate of incorporation of ARDX Inc. as in effect immediately preceding the filing of this certificate of merger shall continue as the certificate of incorporation of the Surviving Entity until it is amended in accordance with its terms and the terms of the DGCL.

5.	The executed Merger Agreement is on file at the principal place of business of the Surviving Entity, the address of which is [•].

6.	The merger of the Blockers and ARDX Inc. shall be effective as of [•] local time on [•].

7.	A copy of the Merger Agreement will be furnished by the Surviving Entity, on request and without cost, to any stockholder of any Constituent Entity.
[SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, this certificate has been executed as of this [•] day of [•], [•] by the undersigned.

AURORA DIAGNOSTICS, INC.		SV VI-B AURORA BLOCKER CORP.
By:		By:
	Name:		Name:
	Title:		Title:

SPPE VII-B AURORA BLOCKER CORP.
By:
Name:
Title:

KRG AURORA BLOCKER, INC.
By:
Name:
Title:

EXHIBIT B
CERTIFICATE OF CONTRIBUTION
BY
AURORA DIAGNOSTICS HOLDINGS, LLC
(a Delaware limited liability company)
TO
AURORA DIAGNOSTICS, INC.
(a Delaware corporation)
     Aurora Diagnostics Holdings, LLC, on behalf of its members, does hereby confirm the contribution to Aurora Diagnostics, Inc., of a 100% interest in all Units of Aurora Diagnostics Holdings, LLC, pursuant to the terms of that certain Agreement and Plan of Merger, entered into as of ____________.
[SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, this certificate has been executed as of this [•] day of [•], [•] by the undersigned.

AURORA DIAGNOSTICS, INC.		AURORA DIAGNOSTICS HOLDINGS, LLC
By:		By:
	Name:		Name:
	Title:		Title:

EXHIBIT C
CERTIFICATE OF MERGER
OF
AURORA DIAGNOSTICS HOLDINGS, LLC
(a Delaware limited liability company)
INTO
AURORA DIAGNOSTICS, INC.
(a Delaware corporation)
     Pursuant to the provisions of Section 251 of the Delaware General Corporation Law (the “DGCL”) and 209 of the Delaware Limited Liability Company Act (the “LLC Act”), the undersigned DO HEREBY CERTIFY THAT:
1.	The name and jurisdiction of formation or organization of the entities that are to merge (the “Constituent Entities”) Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (“Aurora LLC”) and Aurora Diagnostics, Inc., a Delaware corporation (“ARDX Inc.”).

2.	An Agreement and Plan of Merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with Section 251 of the DGCL and Section 209 of the LLC Act.

3.	The name of the surviving entity is “Aurora Diagnostics, Inc.” (the “Surviving Entity”).

4.	The certificate of incorporation of ARDX Inc. as in effect immediately preceding the filing of this certificate of merger shall continue as the certificate of incorporation of the Surviving Entity until it is amended in accordance with its terms and the terms of the DGCL and the LLC Act.

5.	The executed Merger Agreement is on file at the principal place of business of the Surviving Entity, the address of which is [•].

6.	The merger of the Aurora LLC and ARDX Inc. shall be effective as of [•] local time on [•].

7.	A copy of the Merger Agreement will be furnished by the Surviving Entity, on request and without cost, to any stockholder of any Constituent Entity.
[SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, this certificate has been executed as of this [•] day of [•], [•] by the undersigned.

AURORA DIAGNOSTICS, INC.		AURORA DIAGNOSTICS HOLDINGS, LLC
By:		By:
	Name:		Name:
	Title:		Title:

EXHIBIT D
TAX RECEIVABLE AGREEMENT
* The Tax Receivable Agreement is filed as a separate exhibit to the registration statement of Aurora Diagnostics Inc.